SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  July 31, 2001


                          PATHOBIOTEK DIAGNOSTICS INC.
                          ----------------------------
       (Exact name of registrant as specified in its charter post-merger)

Texas                            000-28519                  76-0510754
---------------------            ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


            4800 Research Forest Drive, The Woodlands, TX 77381-4142
            --------------------------------------------------------
                                  (New Address)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (281) 364-6054
                                                          --------------



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                  None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     At a shareholder's meeting held on July 16, 2001, the shareholders approved:

     a. Transfer of Technology, patents, and proprietary research to Pathobiotek Inc. a wholly owned subsidiary.

     b.  Spin-off  by  dividend,  share for share  (pre-reverse  split),  of the
subsidiary   Pathobiotek   Inc.  to  shareholders,   pro  rata,   effective  for
shareholders as of record date of meeting June 22, 2001.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                  None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.


ITEM 5. OTHER EVENTS

     At a shareholder's meeting held on July 16, 2001, the shareholders approved:

     A one for forty reverse split of common shares except no shareholder to be reduced to less than 10 shares.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

                  None.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

                  Exhibits:  None.



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 6, 2001                  Pathobiotek Diagnostics Inc.


                                           /s/ Robert C. Simpson
                                       By: -----------------------------------
                                           Robert C. Simpson, President




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